SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2010

WINDTAMER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

156 Court Street Suite #7, Geneseo, New York	14454
(Address of Principal Executive Offices)	(Zip Code)

(585) 243-4040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

On April 26, 2010, WindTamer Corporation (the "Company") entered into a Loan Agreement with First Niagara Bank, N.A. (the "Lender") providing for a $1.0 million working capital revolving line of credit.  Advances under the Loan Agreement, which will be evidenced by a committed revolving credit note (the "Note"), bear a variable interest at the prime rate, subject to a floor of 3.25% per annum payable monthly.  The Note matures on May 1, 2011, and all borrowings under the Loan Agreement are due and payable on that date.

The Loan Agreement includes ordinary and customary covenants related to, among other things, additional debt, further encumbrances, sales of assets, and investments and lending.

The borrowings under the Loan Agreement are secured by limited guarantees provided by two of the Company's officers, William Schmitz and Molly Hedges, and one shareholder, Michael Hughes (the "Guarantors").  As security for the guarantees, Gerald Brock, Chairman and founder of the Company, granted the Guarantors the right to sell his shares in the Company in the event the Guarantors are required to pay under the guarantees.  Mr. Brock pledged his 20,000,000 shares of the Company’s common stock owned by him as security for his obligations.

In connection with the guarantees and pledge, on April 26, 2010, the Company issued to Mr. Brock and the Guarantors warrants to purchase an aggregate of 29,000,000 shares of common stock of the Company at $0.25 per share pursuant to a Warrant Purchase Agreement (the "Warrant Purchase Agreement") in consideration of the agreement of Mr. Brock to pledge his shares, and the agreement by Mr. Hughes, Mr. Schmitz and Ms. Hedges to enter into the guarantees in connection with the Loan Agreement.  The warrants have a term of 10 years, with a six-month incremental vesting schedule in tranches of 25% of the shares under each warrant from date of issuance. The transactions were exempt from registration under Rule 506 of Regulation D under the Securities Act of 1933, as amended, or the Securities Act.  The warrants were issued in a transaction not involving a public offering.  The warrants cover shares in the following amounts: Gerald Brock, 6,000,000 shares; William Schmitz, 2,300,000 shares; Molly Hedges, 1,150,000 shares; and Michael Hughes, 19,550,000 shares.  Each purchaser is an accredited investor as defined under the Securities Act and Regulation D, was knowledgeable about the Company’s operations and financial condition and had access to such information. The transactions did not involve any form of general solicitation.  The warrants and underlying shares issued are restricted from resale and the warrants were acquired for investment purposes only.

The securities sold in the above-referenced transaction have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Also in connection with the guarantees and the issuance of the warrants, on April 26, 2010, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Company, Mr. Brock, Mr. Hughes, Mr. Schmitz and Ms. Hedges (the "Holders"), whereby the Company granted the Holders certain registration rights with respect to certain shares  of common stock of the Company, issued or issuable to a Holder upon exercise of their respective warrant acquired pursuant to the Warrant Purchase Agreement (the “Registrable Securities”). Pursuant to the Registration Rights Agreement and subject to certain conditions contained therein, the Company shall prepare and file with the Securities and Exchange Commission a Registration Statement on Form S-1 (or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the consent of Mr. Hughes) no later than November 26, 2010 to cover the resale of no less than half of the Registrable Securities.

Also on April 26, 2010, Mr. Brock agreed to assign 29,050,000 shares of the Company’s common stock owned by him to the Company for no additional consideration, pursuant to an Assignment of Shares between Mr. Brock and the Company (the "Assignment of Shares"). The assigned shares were canceled and returned to authorized but unissued shares. As a result, the number of shares of common stock outstanding were reduced from 115,457,848 to 86,407,848.

The foregoing description of the Loan Agreement, Note, Warrant Purchase Agreement, Registration Rights Agreement, Form of Warrant, and Assignment of Shares, and the transactions completed in connection therewith do not purport to be complete and are qualified in their entirety by the full text of each agreement. Copies of the Loan Agreement, Note, Warrant Purchase Agreement, Registration Rights Agreement, Form of Warrant, and Assignment of Shares, are attached hereto as Exhibits 10.1, 10.2, 10.3, 4.1, 4.2 and 10.4, respectively, and are incorporated herein by reference.

Item 2.03 Creation of  Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)   Reference is made to Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As described above under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, on April 26, 2010, the Company issued warrants to purchase an aggregate of 29,000,000 shares of common stock of the Company.

Item 3.03 Material Modification to Rights of Security Holders

As described above under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, the Company entered into the Loan Agreement on April 26, 2010. The Loan Agreement contains a covenant that restricts the Company's ability to pay or declare any dividends or distributions on any of its equity interests.

Item 9.01

(d)      Exhibits

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of April 26, 2010, by and among WindTamer Corporation and the Holders named therein.

4.2	Form of Warrant to Purchase Common Stock, dated April 26, 2010.

10.1	Loan Agreement, dated as of April 26, 2010, by and between WindTamer Corporation and First Niagara Bank, N.A.

10.2	$1,000,000 Revolving Credit Note, dated as of April 26, 2010, by and among WindTamer Corporation and First Niagara Bank, N.A.

10.3	Warrant Purchase Agreement, dated as of April 26, 2010, between WindTamer Corporation and certain investors identified on Schedule 1 thereto.

10.4	Assignment of Shares by Gerald E. Brock to WindTamer Corporation, dated as of April 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date: April 27, 2010	By:	/s/ William A. Schmitz
Name: William A. Schmitz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of April 26, 2010, by and among WindTamer Corporation and the Holders named therein.

4.2	Form of Warrant to Purchase Common Stock, dated April 26, 2010.

10.1	Loan Agreement, dated as of April 26, 2010, by and between WindTamer Corporation and First Niagara Bank, N.A.

10.2	$1,000,000 Revolving Credit Note, dated as of April 26, 2010, by and among WindTamer Corporation and First Niagara Bank, N.A.

10.3	Warrant Purchase Agreement, dated as of April 26, 2010, between WindTamer Corporation and certain investors identified on Schedule 1 thereto.

10.4	Assignment of Shares by Gerald E. Brock to WindTamer Corporation, dated as of April 26, 2010.